EXHIBIT 99.1

Optron Scientific Company, Inc. and Subsidiary

Consolidated Financial Statements

For The Years Ended December 31, 2012 and 2011

Contents

Page
Report of Independent Registered Public Accounting Firm	2

Financial Statements:

Consolidated Balance Sheets as of December 31, 2012 and 2011	3

Consolidated Statements of Income for the years ended
December 31, 2012 and 2011	4

Consolidated Statements of Shareholders' Equity for the years ended
December 31, 2012 and 2011	5

Consolidated Statements of Cash Flows for the years ended
December 31, 2012 and 2011	6

Notes to Consolidated Financial Statements	8

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Optron Scientific Company, Inc.

We have audited the accompanying balance sheets of Optron Scientific Company, Inc. as of December 31, 2012 and 2011, and the related statements of income, comprehensive income, stockholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2012. Optron Scientific Company, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Optron Scientific Company, Inc. as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

/s/KenneRuan, CPA, P.C.

Woodbridge, Connecticut

November 7, 2013

2

OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2012 AND 2011

ASSETS

CURRENT ASSETS	2012	2011
Cash and cash equivalents	$348,439	$164,866
Accounts receivable	333,241	202,148
Inventory	1,131,574	882,579
TOTAL CURRENT ASSETS	1,813,254	1,249,593

PROPERTY, EQUIPMENT AND IMPROVEMENTS, net	17,803	36,231
GOODWILL	570,176	570,176
TOTAL ASSETS	$2,401,233	$1,856,000

LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable	$108,438	$82,210
Accrued liabilities	37,242	34,624
Income taxes payable	24,653	-
Customer Deposit	-	174,372
Line of credit	218,500	138,065
Acquisition payable	-	78,536
TOTAL CURRENT LIABILITIES	388,833	507,807

Note payable - shareholder	328,848	156,117
TOTAL LIABILITIES	717,681	663,924

COMMITMENTS AND CONTINGENCIES	-	-

SHAREHOLDER'S EQUITY:
Common stock, $1.00 par value; 98,372 shares authorized
issued and outstanding	98,372	98,372
Additional paid in capital	2,072,663	2,072,663
Retained earnings (accumulated deficit)	(487,483)	(978,959)
TOTAL SHAREHOLDER'S EQUITY	1,683,552	1,192,076
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY	$2,401,233	$1,856,000

The accompanying notes are an integral part of these consolidated financial statements.

3

OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011
Sales	$2,609,659	$3,017,328
Cost of goods sold	1,276,721	1,598,985
Gross profit	1,332,938	1,418,343

Selling, general and administrative expenses	809,309	1,043,120

Income from operations	523,629	375,223

Other income (expense)
Interest income	—	6
Interest expense	(7,500)	(17,628)
Total non-operating income (expense)	(7,500)	(17,622)

Income before provision for income taxes	516,129	357,601

Provision for income taxes	24,653	—

Net income	$491,476	$357,601

Weighted average shares outstanding - basic and diluted	98,372	98,372

Earnings per shares - basic and diluted	$5.00	$3.64

The accompanying notes are an integral part of these consolidated financial statements

4

OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

				Retained
			Additional	Earnings/	Total
	Common Stock	Paid-in	(Accumulated	Shareholder's
	Shares	Amount	Capital	Deficit)	Equity
Balance, December 31, 2010	98,372	98,372	2,072,663	(1,336,560)	834,475

Net income	—	—	—	357,601	357,601
Balance, December 31, 2011	98,372	$98,372	$2,072,663	$(978,959)	$1,192,076

Net income	—	—	—	491,476	491,476
Balance, December 31, 2012	98,372	$98,372	$2,072,663	$(487,483)	$1,683,552

The accompanying notes are an integral part of these consolidated financial statements.

5

OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$491,476	$357,601
Adjustment to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization	18,428	20,220
Changes in:
Accounts receivable	(131,093)	186,746
Inventory	(248,995)	(231,027)
Accounts payable	26,228	(29,080)
Accrued liabilities	2,618	(21,822)
Income taxes payable	24,653	-
Customer deposits	(174,372)	174,372

Net cash provided by operating activities	8,943	457,010

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, equipment and improvements	-	(19,713)
Payments on acquisition payable	(78,536)	(284,086)

Net cash used in investing activities	(78,536)	(303,799)

CASH FLOWS FROM FINANCING ACTIVITIES
Net receipts on line of credit	80,435	43,906
Payment on note payable - shareholder	-	(157,907)
Proceeds from note payable - shareholder	172,731	-

Net cash provided by financing activities	253,166	(114,001)

NET INCREASE IN CASH AND CASH EQUIVALENTS	183,573	39,210

CASH AND CASH EQUIVALENTS
Beginning of the year	164,866	125,656
End of the year	$348,439	$164,866

Supplemental disclosures of cash flow information
Taxes paid	$-	$-
6

Interest paid	$7,500	$17,628

The accompanying notes are an integral part of these consolidated financial statements.

7

OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

Note 1 - Organization and Basis of Presentation

Organization and Line of Business

Optron Scientific Company, Inc. (the “Company”) was incorporated in the State of California on December 24, 1971. The Company is engaged in developing, manufacturing and selling radiation detection and measuring equipment. The Company markets and sells its products to consumers throughout the world.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Overhoff Technology Corporation, and have been prepared in conformity with accounting principles generally accepted in the United States of America. All significant intercompany transactions and balances have been eliminated.

Note 2 – Summary of Significant Accounting Policies

Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. It is possible that accounting estimates and assumptions may be material to the Company due to the levels of subjectivity and judgment involved.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses for accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves.  Reserves are recorded based on the Company’s historical collection history. Allowance for doubtful accounts as of December 31, 2012 and 2011 were $0 and $0, respectively.

Inventories

Inventories are valued at the lower of cost (determined primarily by theaverage cost method) or market. Management compares the cost of inventories with the market value and allowance is made for writing down their inventories to market value, if lower.

8

Property and Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives as follows:

Furniture and fixtures	5 years
Leasehold improvement	Lesser of lease life or economic life
Equipment	5 years
Computers and software	5 years

Long-Lived Assets

The Company applies the provisions of ASC Topic 360, “Property, Plant, and Equipment,” which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. ASC 360 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair values are reduced for the cost of disposal. Based on its review at December 31, 2012, the Company believes there was no impairment of its long-lived assets.

Goodwill

Goodwill represents the excess of purchase price over the underlying net assets of businesses acquired. The entire goodwill balance in the accompanying financial statements resulted from the Company’s acquisition of Overhoff Technology Corporation in 2006. Under accounting requirements, goodwill is not amortized but is subject to annual impairment tests. As of December 31, 2012 and 2011 the Company performed the required impairment review which resulted in no impairment adjustments.

Revenue Recognition

The Company’s revenue recognition policies comply with FASB ASC Topic 605. Revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as customer deposits.

Sales returns and allowances was $0 for the years ended December 31, 2012 and 2011. The Company does not provide unconditional right of return, price protection or any other concessions to its customers.

Customer Deposits

Customer deposits represent cash paid to the Company by customers before the product has been completed and shipped.

Acquisition Payable

The acquisition payable represents the remaining amount due to the former owner of Overhoff Technology Corporation in connection with the purchase in 2006.

9

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, “Income Taxes.” ASC 740 requires a company to use the asset and liability method of accounting for income taxes, whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Under ASC 740, a tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The adoption had no effect on the Company’s consolidated financial statements.

Basic and Diluted Earnings Per Share

Earnings per share is calculated in accordance with ASC Topic 260, “Earnings Per Share.” Basic earnings per share (“EPS”) is based on the weighted average number of common shares outstanding. Diluted EPS is based on the assumption that all dilutive convertible shares and stock warrants were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. There were no potentially dilutive securities outstanding during 2012 and 2011.

Recent Accounting Pronouncements

In December 2011, the FASB issued guidance on offsetting assets and liabilities and disclosure requirements in Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“Update 2011-11”). Update 2011-11 requires that entities disclose both gross and net information about instruments and transactions eligible for offsetting the statement of financial position as well as instruments and transactions subject to an agreement similar to a master netting agreement. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Update 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods with those annual periods. The implementation of the disclosure requirement is not expected to have a material impact on the Company’s consolidated results of operations, financial position or cash flows.

In February 2013, the FASB issued ASU No. 2013-02, which amends the authoritative accounting guidance under ASC Topic 220 “Comprehensive Income.” The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under generally accepted accounting principles in the United States of America (“GAAP”) to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The amendments in this update are effective prospectively for reporting periods beginning after December 15, 2013. Early adoption is permitted. Adoption of this update is not expected to have a material effect on the Company’s consolidated results of operations or financial condition.

As of December 31, 2012, there are no recently issued accounting standards not yet adopted that would have a material effect on the Company’s financial statements.

Note 3 – Inventory

10

Inventory at December 31, 2012 and 2011 consisted of the following:

	2012	2011
Raw materials	$750,904	$594,205
Work in Progress	95,168	72,093
Finished goods	285,502	216,281
	$1,131,574	$882,579

Note 4 – Property, Equipment and Improvements

The following are the details of the property, equipment and improvements at December 31, 2012 and 2011:

	2012	2011
Furniture and fixtures	$143,497	$143,497
Leasehold Improvements	49,696	49,696
Equipment	205,643	205,643
Computers and software	26,628	26,628

Less accumulated depreciation	(407,661)	(389,233)
	$17,803	$36,231

Note 5 – Note Payable Shareholder

Robert Goldstein, the owner of the Company, has loaned funds to the Company from time to time. These loans are evidenced by unsecured, non-interest bearing notes due on December 31, 2014. The amounts due to Mr. Goldstein are $328,848 and $156,117 as of December 31, 2012 and 2011, respectively.

Note 6– Line of Credit

As of December 31, 2012 the Company had three lines of credit with a maximum borrowing amount of amount of $275,000 and interest from 3.25% to 9.25%. As of December 31, 2012 and 2011, the amounts outstanding under these three lines of credit were $218,500 and $138,065, respectively.

Note 7 – Shareholders’ Equity

There was no stock based compensation incurred during the years ended December 31, 2012 and 2011.

11

Note 8 – Income Taxes

At December 31, 2012 and 2011, the significant components of the deferred tax assets are summarized below:

	2012	2011

Approximate net operating loss carry forwards	$—	$527,000

Deferred tax assets:
Federal net operating loss	$—	$179,210
State net operating loss	—	31,625
Tax credit	49,740	153,262
Total deferred tax assets	49,740	364,097
Less valuation allowance	(49,740)	(364,097)
	$—	$—

The valuation allowance decreased by $314,357 in 2012 as a result of the Company applying net operating losses and tax credits against its 2012 taxable income. The Company’s remaining tax credit carryforwards of $49,740 begin to expire in 2027.

Income tax expense reflected in the consolidated statements of income consist of the following for 2012 and 2011:

	2012	2011

Current
Federal	$300,420	$68,442
State	31,625	12,078
	332,045	80,520
Deferred
Federal	(275,767)	(68,442)
State	(31,625)	(12,078)
	(307,392)	(80,520)

Income tax expense	$24,653	$—

The deferred tax benefit for the year ended December 31, 2012 consists of reduction in the valuation allowance resulting from use of federal net operating losses, state net operating losses and federal tax credits in the amounts of $179,210, $31,625 and $96,557, respectively,The deferred tax benefit for the year ended December 31, 2011 consists of reduction in the valuation allowance resulting from use of federal net operating losses and state net operating losses in the amounts of $68,442 and $12,078, respectively.

The reconciliation of the effective income tax rate to the federal statutory rate for the years ended December 31, 2012 and 2011 is as follows:

	2012	2011

Federal income tax rate	34.0%	34.0%
State tax, net of federal benefit	6.0%	6.0%
Utilization of NOLs	-34.7%	-40.0%
Tax credits	-24.5%	0.0%
Other	24.1%	0.0%
Effective income tax rate	4.8%	0.0%

The Company files income tax returns in the U.S. federal jurisdiction, and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2009.

The Company periodically evaluates the likelihood of the realization of deferred tax assets, and adjusts the carrying amount of the deferred tax assets by the valuation allowance to the extent the future realization of the deferred tax assets is not judged to be more likely than not. The Company considers many factors when assessing the likelihood of future realization of its deferred tax assets, including its recent cumulative earnings experience by taxing jurisdiction, expectations of future taxable income or loss, the carry forward periods available to the Company for tax reporting purposes, and other relevant factors.

Future changes in the unrecognized tax benefit will have no impact on the effective tax rate due to the existence of the valuation allowance. The Company estimates that the unrecognized tax benefit will not change significantly within the next twelve months. The Company will continue to classify income tax penalties and interest as part of general and administrative expense in its consolidated statements of operations. There were no interest or penalties accrued as of December 31, 2012 and 2011.

Note 9 – Subsequent Events

The Company evaluates and discloses subsequent events as required by ASC Topic No. 855, Subsequent Events. The Topic establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. Subsequent events have been evaluated as of November 7, 2013.

12

Optron Scientific Company, Inc. and Subsidiary

Consolidated Financial Statements

For The Nine Months Ended September 30, 2013 and 2012

(unaudited)

Contents

Page
Financial Statements:

Consolidated Balance Sheets as of September 30, 2013 and December 31, 2012	2

Consolidated Statements of Income for the nine months ended
September 30, 2013 and 2012	3

Consolidated Statements of Shareholders' Equity for the nine months ended
September 30, 2013	4

Consolidated Statements of Cash Flows for the nine months ended
September 30, 2013 and 2012	5

Notes to Consolidated Financial Statements	6

1

OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2013 AND DECEMBER 31, 2012

ASSETS

	September 30,	December 31,
	2013	2012
	(unaudited)
CURRENT ASSETS
Cash and cash equivalents	$347,902	$348,439
Accounts receivable	148,265	333,241
Inventory	1,412,828	1,131,574
TOTAL CURRENT ASSETS	1,908,995	1,813,254

PROPERTY, EQUIPMENT AND IMPROVEMENTS, net	14,616	17,803
GOODWILL	570,176	570,176
TOTAL ASSETS	$2,493,787	$2,401,233

LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable	$117,862	$108,438
Accrued liabilities	57,052	37,242
Income taxes payable	—	24,653
Line of credit	355,275	218,500
TOTAL CURRENT LIABILITIES	530,189	388,833

Note payable - shareholder	519,420	328,848
TOTAL LIABILITIES	1,049,609	717,681

COMMITMENTS AND CONTINGENCIES	—	—

SHAREHOLDER'S EQUITY:
Common stock, $1.00 par value; 98,372 shares authorized
issued and outstanding	98,372	98,372
Additional paid in capital	2,072,663	2,072,663
Accumulated deficit	(726,857)	(487,483)
TOTAL SHAREHOLDER'S EQUITY	1,444,178	1,683,552
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY	$2,493,787	$2,401,233

The accompanying notes are an integral part of these consolidated financial statements

2

OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

	2013	2012
	(unaudited)	(unaudited)
Sales	$1,478,339	$2,076,293
Cost of goods sold	927,733	1,059,742
Gross profit	550,606	1,016,551

Selling, general and administrative expenses	787,175	594,058

Income from operations	(236,569)	422,493

Other income (expense)
Interest expense	(2,805)	(2,666)
Total non-operating income (expense)	(2,805)	(2,666)

Income before provision for income taxes	(239,374)	419,827

Provision for income taxes	—	18,490

Net income	$(239,374)	$401,337

Weighted average shares outstanding - basic and diluted	98,372	98,372

Earnings per shares - basic and diluted	$(2.43)	$4.08

The accompanying notes are an integral part of these consolidated financial statements.

3

OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY

				Retained
			Additional	Earnings/	Total
	Common Stock	Paid-in	(Accumulated	Shareholder's
	Shares	Amount	Capital	Deficit)	Equity
Balance, December 31, 2012	98,372	$98,372	$2,072,663	$(487,483)	$1,683,552

Net income	—	—	—	(239,374)	(239,374)

Balance, September 30, 2013	98,372	$98,372	$2,072,663	$(726,857)	$1,444,178

The accompanying notes are an integral part of these consolidated financial statements.

4

OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

	2013	2012
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(239,374)	$401,337
Adjustment to reconcile net income (loss) to net
cash provided by (used in) operating activities:
Depreciation and amortization	4,602	13,815
Changes in:
Accounts receivable	184,976	63,848
Inventory	(281,254)	(186,119)
Accounts payable	9,424	110,746
Accrued liabilities	19,810	14,738
Income taxes payable	(24,653)	18,490
Customer deposits	—	(174,372)

Net cash provided by (used in) operating activities	(326,469)	262,483

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, equipment and improvements	(1,415)

Net cash used in investing activities	(1,415)	—

CASH FLOWS FROM FINANCING ACTIVITIES
Net receipts on line of credit	136,775	100,763
Payment on note payable - shareholder
Proceeds from note payable - shareholder	190,572	153,232

Net cash provided by financing activities	327,347	253,995

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(537)	516,478

CASH AND CASH EQUIVALENTS
Beginning of the period	348,439	164,866
End of the period	$347,902	$681,344

Supplemental disclosures of cash flow information
Taxes paid	$—	$—
Interest paid	$2,805	$2,666

The accompanying notes are an integral part of these consolidated financial statements.

5

OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

Note 1 - Organization and Basis of Presentation

Organization and Line of Business

Optron Scientific Company, Inc. (the “Company”) was incorporated in the State of California on December 24, 1971. The Company is engaged in developing, manufacturing and selling radiation detection and measuring equipment. The Company markets and sells its products to consumers throughout the world.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Overhoff Technology Corporation, and have been prepared in conformity with accounting principles generally accepted in the United States of America. All significant intercompany transactions and balances have been eliminated.

Unaudited Interim Financial Information

The accompanying unaudited interim balance sheet as of September 30, 2013, and the unaudited interim statements of operations, stockholders’ deficit, and cash flows for the nine months ended September 30, 2013 and 2012, have been prepared on the same basis as the annual financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary for a fair statement of the Company’s financial position at September 30, 2013, and its results of operations and cash flows for the nine months September 30, 2013 and 2012. The financial data and other information disclosed in the notes to the financial statements related to the nine months are unaudited. The operating results for the nine months ended September 30, 2013, are not necessarily indicative of the operating results to be expected for the fiscal year ending December 31, 2013, or for any other interim period or for any other future year.

Note 2 – Summary of Significant Accounting Policies

Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. It is possible that accounting estimates and assumptions may be material to the Company due to the levels of subjectivity and judgment involved.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

6

OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

Accounts Receivable

The Company maintains reserves for potential credit losses for accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves.  Reserves are recorded based on the Company’s historical collection history. Allowance for doubtful accounts as of September 30, 2013 and December 31, 2012 were $0 and $0, respectively.

Inventories

Inventories are valued at the lower of cost (determined primarily by the average cost method) or market. Management compares the cost of inventories with the market value and allowance is made for writing down their inventories to market value, if lower.

Property and Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives as follows:

Furniture and fixtures	5 years
Leasehold improvement	Lesser of lease life or economic life
Equipment	5 years
Computers and software	5 years

Long-Lived Assets

The Company applies the provisions of ASC Topic 360, “Property, Plant, and Equipment,” which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. ASC 360 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair values are reduced for the cost of disposal. Based on its review at December 31, 2012, the Company believes there was no impairment of its long-lived assets.

Goodwill

Goodwill represents the excess of purchase price over the underlying net assets of businesses acquired. The entire goodwill balance in the accompanying financial statements resulted from the Company’s acquisition of Overhoff Technology Corporation in 2006. Under accounting requirements, goodwill is not amortized but is subject to annual impairment tests. As of December 31, 2012 and 2011 the Company performed the required impairment review which resulted in no impairment adjustments.

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OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

Revenue Recognition

The Company’s revenue recognition policies comply with FASB ASC Topic 605. Revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as customer deposits.

Sales returns and allowances was $0 for the nine months ended September 30, 2013 and 2012. The Company does not provide unconditional right of return, price protection or any other concessions to its customers.

Customer Deposits

Customer deposits represent cash paid to the Company by customers before the product has been completed and shipped.

Acquisition Payable

The acquisition payable represents the remaining amount due to the former owner of Overhoff Technology Corporation in connection with the purchase in 2006.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, “Income Taxes.” ASC 740 requires a company to use the asset and liability method of accounting for income taxes, whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Under ASC 740, a tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The adoption had no effect on the Company’s consolidated financial statements.

Basic and Diluted Earnings Per Share

Earnings per share is calculated in accordance with ASC Topic 260, “Earnings Per Share.” Basic earnings per share (“EPS”) is based on the weighted average number of common shares outstanding. Diluted EPS is based on the assumption that all dilutive convertible shares and stock warrants were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. There were no potentially dilutive securities outstanding during 2013 and 2012.

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OPTRON SCIENTIFIC COMPANY, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

Recent Accounting Pronouncements

In December 2011, the FASB issued guidance on offsetting assets and liabilities and disclosure requirements in Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“Update 2011-11”). Update 2011-11 requires that entities disclose both gross and net information about instruments and transactions eligible for offsetting the statement of financial position as well as instruments and transactions subject to an agreement similar to a master netting agreement. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Update 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods with those annual periods. The implementation of the disclosure requirement is not expected to have a material impact on the Company’s consolidated results of operations, financial position or cash flows.

In February 2013, the FASB issued ASU No. 2013-02, which amends the authoritative accounting guidance under ASC Topic 220 “Comprehensive Income.” The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under generally accepted accounting principles in the United States of America (“GAAP”) to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The amendments in this update are effective prospectively for reporting periods beginning after December 15, 2013. Early adoption is permitted. Adoption of this update is not expected to have a material effect on the Company’s consolidated results of operations or financial condition.

As of September 30, 2013, there are no recently issued accounting standards not yet adopted that would have a material effect on the Company’s financial statements.

Note 3 – Inventory

Inventory at September 30, 2013 and December 31, 2012 consisted of the following:

	September 30,	December 31,
	2013	2012
Raw materials	$886,866	$750,904
Work in Progress	131,491	95,168
Finished goods	394,471	285,502
	$1,412,828	$1,131,574

Note 4 – Property, Equipment and Improvements

The following are the details of the property, equipment and improvements at September 30, 2013 and December 31, 2012:

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	September 30,	December 31,
	2013	2012
Furniture and fixtures	$144,517	$143,497
Leasehold Improvements	50,091	49,696
Equipment	205,643	205,643
Computers and software	26,628	26,628
	426,879	425,464
Less accumulated depreciation	(412,263)	(407,661)
Property and equipment, net	$14,616	$17,803

Note 5 – Note Payable Shareholder

Robert Goldstein, the owner of the Company, has loaned funds to the Company from time to time. These loans are evidenced by unsecured, non-interest bearing notes due on December 31, 2014. The amounts due to Mr. Goldstein are $519,420 and $328,848 as of September 30, 2013 and December 31, 2012, respectively.

Note 6 – Line of Credit

As of September 30, 2013 the Company had three lines of credit with a maximum borrowing amount of amount of $275,000 and interest from 3.25% to 9.25%. As of September 30, 2013 and December 31, 2012, the amounts outstanding under these three lines of credit were $355,275 and $218,500, respectively.

Note 7 – Shareholders’ Equity

There was no stock based compensation incurred during the nine months ended September 30, 2013 and 2012.

Note 8 – Subsequent Events

The Company evaluates and discloses subsequent events as required by ASC Topic No. 855, Subsequent Events. The Topic establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. Subsequent events have been evaluated as of December 19, 2013.

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